Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2020 FINANCIAL RESULTS

SEATTLE — August 5, 2020 -

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced its financial results for the second quarter ended June 30, 2020.

•Consolidated revenue of $40.4 million; core revenue without Napster of $17.1 million, up 9% year-over-year
•Games revenue up 23% year-over-year and 12% quarter-over-quarter driven by success of free-to-play strategy
•Introduced two innovative new AI-powered consumer PC software products: RealPlayer® 20/20 and StarSearch™ by Real®
•SAFR was awarded two Phase II Small Business Innovation Research (SBIR) contracts with the United States Air Force worth $1.9 million
•The RealNetworks Foundation committed $1 million in 2020 grants to help address racial injustice and the COVID-19 Pandemic
•Appointed Mike Ensing President and Chief Operating Officer, succeeding Max Pellegrini

Management Commentary
“In Q2 Real delivered solid results. We were very pleased with our strong operational execution in the first full quarter of living and working during the global pandemic,” said Rob Glaser, Founder, Chairman, and Chief Executive Officer of RealNetworks. “We generated a 9% year-over-year increase in our core revenue when not including Napster. In addition, we narrowed our adjusted EBITDA loss, our fourth consecutive quarter of year-over-year improvement in this metric. We are putting an appropriate amount of fuel into our growth businesses while also closely managing our overall expenses.”

Mr. Glaser continued, “We were excited to introduce two new consumer products in commemoration of the 25th anniversary of the streaming industry. RealPlayer® 20/20 and StarSearch™ by Real® utilize the power of AI and our SAFR computer vision platform to make streaming in today’s world even better. In addition, we are continuing to enhance our world-class SAFR platform and service focused primarily on the traditional security and safety markets along with innovations focused on new needs at the intersection of public health and public safety. In particular, we were honored to be awarded two SBIR contracts by the U.S. Air Force. These contracts both enable us to continue to enhance the SAFR platform and also support the important missions of our U.S. armed forces while enhancing their safety.”
Second Quarter 2020 Financial Highlights
•Revenue was $40.4 million compared to $43.1 million in the prior quarter and $44.2 million in the prior year period. RealNetworks’ core revenue without Napster was $17.1 million, up 2% from $16.8 million in the prior quarter and up 9% from $15.7 million in the prior year period.
•Games revenue was $7.5 million, up 12% compared to $6.6 million in the prior quarter and up 23% compared to $6.0 million in the prior year period.
•Gross profit margin was 43%, down from 44% in the prior quarter and up from 38% in the prior year period. RealNetworks’ core gross profit margin without Napster was 75%, down from 76% in the prior quarter and up from 73% in the prior year period.
•Operating expenses decreased $1.8 million, or 7%, from the prior quarter and decreased $4.1 million, or 15%, from the prior year period.

•Net loss attributable to RealNetworks was $(5.1) million, or $(0.13) per diluted share, compared to a net loss of $(4.6) million, or $(0.12) per diluted share, in the prior quarter and a net loss of $(9.2) million, or $(0.24) per diluted share, in the prior year period.
•Adjusted EBITDA was a loss of $(2.2) million compared to a loss of $(3.3) million in the prior quarter and a loss of $(6.3) million in the prior year period.
•At June 30, 2020, the Company had $19.7 million in unrestricted cash and cash equivalents compared to $19.0 million at March 31, 2020.
Corporate Developments
•On June 1, 2020, the Company received a second letter from Nasdaq Staff indicating that the Company had regained compliance with Nasdaq Listing Rule 5450(a)(1). Nasdaq Staff further indicated that the matter is now closed.
•On July 9, 2020, The RealNetworks Foundation, a philanthropic arm of RealNetworks, Inc., allocated an additional $1 million in grants for 2020 to help address the immediate needs stemming from racial injustice and COVID-19, two historic challenges that have disproportionally impacted communities of color. The RealNetworks Foundation has directed $500,000 to each cause, applying the funds to both local and national recipients. More information on the RealNetworks Foundation can be found at https://www.realnetworks.com/realnetworks-foundation.
•On August 4, 2020, the Company announced the appointment of Mike Ensing to the position of President and Chief Operating Officer, succeeding Max Pellegrini. Mr. Ensing previously served as interim CFO and as a strategic advisor to the Company from early January to early May of this year. Mr. Ensing will assume worldwide responsibility for the operations of Real’s core businesses and will help guide strategic decision-making.
Business Outlook
Given the ongoing uncertainty surrounding the global economy and the future impact of COVID-19, RealNetworks is not providing guidance for the third quarter ending September 30, 2020.
Conference Call and Webcast Information
RealNetworks will host a conference call today to review its results and discuss its performance at approximately 4:30 p.m. ET / 1:30 p.m. PT. Participants may join the conference call by dialing 1-855-327-6837 (United States) or 1-631-891-4304 (International). A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Wednesday, August 26, 2020, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 10010362.

A live webcast will be available on RealNetworks’ Investor Relations site under the Events & Presentations section at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

About RealNetworks
Building on a legacy of digital media expertise and innovation, RealNetworks has created a new generation of products that employ best-in-class artificial intelligence and machine learning to enhance and secure our daily lives. SAFR (www.safr.com) is the world’s premier facial recognition platform for live video. Leading in real-world performance and accuracy as evidenced in testing by NIST, SAFR enables new applications for security, convenience, and analytics. For information about our other products, visit www.realnetworks.com.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) including noncontrolling interests to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to our current expectations regarding our future growth, profitability, and market position, our financial condition and liquidity, our strategic focus and initiatives, product plans, agreements with partners, use of loan proceeds, our ability to maintain compliance with Nasdaq listing standards, and the growth and future prospects relating to our Napster segment. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect our expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results for RealNetworks, on a consolidated basis, to differ from the results predicted include: our ability to realize operating efficiencies, growth and other benefits from the implementation of our growth initiatives and restructuring efforts; cash usage and conservation, and the pursuit of additional funding sources; successful monetization of our products and services; competitive risks, including the emergence or growth of competing technologies, products and services; potential outcomes and effects of claims and legal proceedings; risks associated with key customer or strategic relationships and business acquisitions; challenges caused by the COVID-19 pandemic; disruptions in the global financial markets, including changes in consumer spending and impacts to credit availability; fluctuations in foreign currencies; and unique risk factors that relate to our Napster segment, such as risks stemming from its streaming music service and related music royalties. More information about potential risk factors that could affect our business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, 2019, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of our financial statements and forward-looking financial guidance requires us to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. RealNetworks assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

For More Information:
Investor Relations for RealNetworks
Kimberly Orlando, Addo Investor Relations
310-829-5400
IR@realnetworks.com
RNWK-F

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,

	2020	2019	2020	2019

	(in thousands, except per share data)

Net revenue	$40,424	$44,248	$83,569	$83,720
Cost of revenue	23,033	27,282	47,209	52,152
Gross profit	17,391	16,966	36,360	31,568

Operating expenses:
Research and development	7,802	8,876	16,420	17,709
Sales and marketing	6,927	8,360	15,044	16,502
General and administrative	6,680	8,392	13,793	16,756
Restructuring and other charges	881	729	1,090	896

Total operating expenses	22,290	26,357	46,347	51,863

Operating loss	(4,899)	(9,391)	(9,987)	(20,295)

Other income (expenses):
Interest expense	(278)	(43)	(540)	(209)
Interest income	23	40	28	117
Gain (loss) on equity investments, net	(53)	—	(53)	12,338
Other income (expenses), net	(134)	183	661	310

Total other income (expenses), net	(442)	180	96	12,556

Income (loss) before income taxes	(5,341)	(9,211)	(9,891)	(7,739)
Income tax expense	213	244	352	502

Net income (loss) including noncontrolling interests	(5,554)	(9,455)	(10,243)	(8,241)
Net income (loss) attributable to noncontrolling interests	(442)	(253)	(489)	(572)
Net income (loss) attributable to RealNetworks	$(5,112)	$(9,202)	$(9,754)	$(7,669)

Net income (loss) per share attributable to RealNetworks- Basic:	$(0.13)	$(0.24)	$(0.26)	$(0.20)
Net income (loss) per share attributable to RealNetworks- Diluted:	$(0.13)	$(0.24)	$(0.26)	$(0.20)

Shares used to compute basic net income (loss) per share	38,243	37,948	38,236	37,885
Shares used to compute diluted net income (loss) per share	38,243	37,948	38,236	37,885

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2020	December 31, 2019
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$19,688	$16,805
Trade accounts receivable, net	28,289	29,507
Deferred costs, current portion	743	823
Prepaid expenses and other current assets	5,688	7,445
Total current assets	54,408	54,580

Equipment and software	30,862	32,167
Leasehold improvements	2,916	3,311
Total equipment, software, and leasehold improvements	33,778	35,478
Less accumulated depreciation and amortization	31,297	32,657
Net equipment, software, and leasehold improvements	2,481	2,821

Operating lease assets	10,058	11,592
Restricted cash equivalents	5,374	5,374
Other assets	992	1,891
Deferred costs, non-current portion	1,004	1,021
Deferred tax assets, net	756	761
Other intangible assets, net	16,931	19,286
Goodwill	62,336	62,428

Total assets	$154,340	$159,754

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$4,125	$4,927
Accrued royalties, fulfillment and other current liabilities	75,865	77,303
Deferred revenue, current portion	6,181	6,620
Notes payable	4,495	7,331
Total current liabilities	90,666	96,181

Deferred revenue, non-current portion	396	96
Deferred tax liabilities, net	1,122	1,172
Long-term lease liabilities	7,088	8,466
Long-term debt	8,495	3,900
Other long-term liabilities	8,232	11,666

Total liabilities	115,999	121,481

Total shareholders' equity	39,332	38,775

Noncontrolling interests	(991)	(502)

Total equity	38,341	38,273

Total liabilities and equity	$154,340	$159,754

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2020	2019
	(in thousands)

Cash flows from operating activities:
Net income (loss) including noncontrolling interests	$(10,243)	$(8,241)
Adjustments to reconcile net income (loss) including noncontrolling interests to net cash used in operating activities:
Depreciation and amortization	2,832	2,959
Stock-based compensation	703	1,917
(Gain) loss on equity investments, net	53	(12,338)
Foreign currency (gain) loss	(612)	(315)
Fair value adjustments to contingent consideration liability	(200)	300
Net change in certain operating assets and liabilities	(1,110)	(381)
Net cash used in operating activities	(8,577)	(16,099)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(326)	(873)
Proceeds from sales and maturities of short-term investments	—	24
Acquisition, net of cash acquired	—	12,260

Net cash (used in) provided by investing activities	(326)	11,411

Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	—	144
Proceeds from issuance of preferred stock	10,000	—
Tax payments from shares withheld upon vesting of restricted stock	(5)	(287)
Proceeds from notes payable and long-term debt	18,776	19,760
Repayments of notes payable and long-term debt	(16,889)	(24,018)
Other financing activities	—	450
Net cash provided by (used in) financing activities	11,882	(3,951)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(96)	(89)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,883	(8,728)
Cash, cash equivalents and restricted cash, beginning of period	22,179	37,191
Cash, cash equivalents and restricted cash, end of period	$25,062	$28,463

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2020		2019
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Segment
Consumer Media (A)	$3,159	$3,495	$4,432	$3,632	$2,620	$2,486
Mobile Services (B)	6,461	6,690	6,312	6,895	6,997	6,939
Games (C)	7,465	6,637	6,567	7,164	6,048	5,710
Napster (D)	23,339	26,323	26,089	27,302	28,583	24,337
Total net revenue	$40,424	$43,145	$43,400	$44,993	$44,248	$39,472

Net Revenue by Product
Consumer Media
- Software License (E)	$1,702	$2,020	$2,856	$1,987	$944	$735
- Subscription Services (F)	898	929	992	1,028	1,040	1,088
- Product Sales (G)	261	222	193	207	206	219
- Advertising & Other (H)	298	324	391	410	430	444

Mobile Services
- Software License (I)	972	831	657	888	957	599
- Subscription Services (J)	5,489	5,859	5,655	6,007	6,040	6,340

Games
- Subscription Services (K)	2,730	2,770	3,007	3,056	3,073	2,985
- Product Sales (L)	3,712	2,978	2,580	3,078	2,177	1,988
- Advertising & Other (M)	1,023	889	980	1,030	798	737

Napster
- Subscription Services (N)	23,339	26,323	26,089	27,302	28,583	24,337

Total net revenue	$40,424	$43,145	$43,400	$44,993	$44,248	$39,472

Net Revenue by Geography
United States	$20,785	$22,420	$21,053	$22,015	$21,322	$18,970
Rest of world	19,639	20,725	22,347	22,978	22,926	20,502
Total net revenue	$40,424	$43,145	$43,400	$44,993	$44,248	$39,472

Net Revenue by Segment
(A) The Consumer Media segment primarily includes revenue from the licensing of our portfolio of video codec technologies. Also included is RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software to consumers, and consumer subscriptions such as RealPlayer Plus and SuperPass.
(B) The Mobile Services segment primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games segment primarily includes revenue from player purchases of in-game virtual goods within our free-to-play games, mobile and PC games, online games subscription services, and advertising on games sites and social network sites.
(D) The Napster segment primarily includes revenue from subscription music offerings from on-demand streaming services and conditional downloads. Napster revenues are included in our consolidated results from the January 18, 2019 acquisition date forward.
Net Revenue by Product
(E) Software licensing revenue within Consumer Media includes revenues from licenses of our video codec technologies.
(F) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(G) Product sales within Consumer Media includes sales of RealPlayer Plus software to consumers.
(H) Advertising & other revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(I) Software license revenue within Mobile Services includes revenue from our integrated RealTimes platform and our facial recognition platform, SAFR.
(J) Subscription services revenue within Mobile Services includes revenue from ringback tones and our messaging platform services, as well as from related professional services provided to mobile carriers.
(K) Subscription services revenue within Games includes revenue from online games subscriptions.
(L) Product sales revenue within Games includes revenue from player purchases of in-game virtual goods, retail and wholesale games-related revenue, sales of mobile games.
(M) Advertising & other revenue within Games includes advertising on games sites and social network sites.
(N) Subscription services revenue within Napster includes music tracks by way of on-demand streaming and conditional downloads offered directly to end consumers and distribution partners.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2020		2019	2020	2019
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$3,159	$3,495	$2,620	$6,654	$5,106
Cost of revenue	519	611	803	1,130	1,636
Gross profit	2,640	2,884	1,817	5,524	3,470

Gross margin	84%	83%	69%	83%	68%

Operating expenses	2,204	2,458	2,877	4,662	5,996
Operating income (loss), a GAAP measure	$436	$426	$(1,060)	$862	$(2,526)
Depreciation and amortization	15	13	56	28	110

Contribution margin, a non-GAAP measure	$451	$439	$(1,004)	$890	$(2,416)

Mobile Services

Net revenue	$6,461	$6,690	$6,997	$13,151	$13,936
Cost of revenue	1,782	1,696	1,865	3,478	3,913
Gross profit	4,679	4,994	5,132	9,673	10,023

Gross margin	72%	75%	73%	74%	72%

Operating expenses	5,682	7,588	7,438	13,270	14,999
Operating income (loss), a GAAP measure	$(1,003)	$(2,594)	$(2,306)	$(3,597)	$(4,976)
Depreciation and amortization	102	98	106	200	337

Contribution margin, a non-GAAP measure	$(901)	$(2,496)	$(2,200)	$(3,397)	$(4,639)

Games

Net revenue	$7,465	$6,637	$6,048	$14,102	$11,758
Cost of revenue	1,958	1,794	1,655	3,752	3,325
Gross profit	5,507	4,843	4,393	10,350	8,433

Gross margin	74%	73%	73%	73%	72%

Operating expenses	4,976	4,923	5,288	9,899	10,325
Operating income (loss), a GAAP measure	$531	$(80)	$(895)	$451	$(1,892)
Acquisitions related intangible asset amortization	—	—	—	—	23
Depreciation and amortization	66	138	84	204	167

Contribution margin, a non-GAAP measure	$597	$58	$(811)	$655	$(1,702)

Napster

Net revenue	$23,339	$26,323	$28,583	$49,662	$52,920
Cost of revenue	18,770	20,072	23,026	38,842	43,422
Gross profit	4,569	6,251	5,557	10,820	9,498

Gross margin	20%	24%	19%	22%	18%

Operating expenses	6,609	6,461	6,638	13,070	12,170
Operating income (loss), a GAAP measure	$(2,040)	$(210)	$(1,081)	$(2,250)	$(2,672)
Acquisitions related intangible asset amortization	1,124	1,125	1,129	2,249	2,072
Depreciation and amortization	59	32	69	91	184
Restructuring and other charges	177	122	—	299	—

Contribution margin, a non-GAAP measure	$(680)	$1,069	$117	$389	$(416)

Corporate

Cost of revenue	$4	$3	$(67)	$7	$(144)
Gross profit	(4)	(3)	67	(7)	144

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	2,819	2,627	4,116	5,446	8,373
Operating income (loss), a GAAP measure	$(2,823)	$(2,630)	$(4,049)	$(5,453)	$(8,229)
Other income (expense), net	(134)	795	183	661	310
Foreign currency (gain) loss	155	(767)	(164)	(612)	(315)
Depreciation and amortization	30	30	33	60	66
Fair value adjustments to contingent consideration liability	100	(300)	300	(200)	300
Restructuring and other charges	704	87	729	791	896
Stock-based compensation	323	380	533	703	1,917

Contribution margin, a non-GAAP measure	$(1,645)	$(2,405)	$(2,435)	$(4,050)	$(5,055)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) including noncontrolling interests to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2020		2019	2020	2019
	Q2	Q1	Q2	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) including noncontrolling interests to adjusted EBITDA:

Net income (loss) including noncontrolling interests	$(5,554)	$(4,689)	$(9,455)	$(10,243)	$(8,241)
Income tax expense (benefit)	213	139	244	352	502
Interest expense	278	262	43	540	209
Interest income	(23)	(5)	(40)	(28)	(117)
(Gain) loss on equity investments, net	53	—	—	53	(12,338)
Foreign currency (gain) loss	155	(767)	(164)	(612)	(315)
Acquisitions related intangible asset amortization	1,124	1,125	1,129	2,249	2,095
Depreciation and amortization	272	311	348	583	864
Fair value adjustments to contingent consideration liability	100	(300)	300	(200)	300
Restructuring and other charges	881	209	729	1,090	896
Stock-based compensation	323	380	533	703	1,917
Adjusted EBITDA, a non-GAAP measure	$(2,178)	$(3,335)	$(6,333)	$(5,513)	$(14,228)